UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018 (January 31, 2018)

USG Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Section 2 – Financial Information

Item 2.02     Results of Operations and Financial Condition.

On February 1, 2018, USG Corporation (“USG”) issued a press release containing earnings information for the quarter and fiscal year ended December 31, 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto.  As previously announced, a conference call and webcast to discuss fourth quarter and fiscal year 2017 results will be held at 8:00 a.m. Central Time on February 1, 2018.  A copy of the slides to be presented as part of the webcast is available on USG’s investor relations website, investor.usg.com.

The information contained in this Item 2.02, including the Exhibit hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended, and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.  The information on USG’s website is not, and will not be deemed to be, a part of this report or incorporated into any of USG’s other filings with the Securities and Exchange Commission except where USG expressly incorporates such information.

Section 8 – Other Events

Item 8.01     Other Events.

On January 31, 2018, USG’s Board of Directors raised the total authorization under USG’s share repurchase program to $500 million.  As of December 31, 2017, $66 million remained under USG’s previously authorized $250 million share repurchase program. USG intends to execute the share repurchases over the next eighteen months.  Under the program, USG may repurchase shares from time to time in open market or privately negotiated transactions, subject to market conditions and in accordance with applicable securities laws. There is no guarantee as to the exact number of shares or value that will be repurchased under the stock repurchase program and USG may discontinue purchases at any time. Whether USG makes any repurchases will depend on many factors, including but not limited to its business and financial performance, the business and market conditions at the time, including the price of USG shares, and other factors that management considers relevant. Repurchases are expected to be made from available cash on hand.

Cautionary Statement Regarding Forward-Looking Statements

Item 8.01 of this Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including the execution, funding and timing of USG’s share repurchase program. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect USG’s execution of, and intentions regarding, its share repurchase program. Any forward-looking statements represent USG’s views only as of the date of this Form 8-K and should not be relied upon as representing USG’s views as of any subsequent date. USG assumes no obligation to update any forward-looking information contained in this Form 8-K. Information concerning the factors that may impact the forward-looking statements in this Form 8-K may be found in USG’s filings with the Securities and Exchange Commission, including the “Risk Factors” in USG’s most recent Annual Report on Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

  Exhibit 99.1 – USG Corporation press release dated February 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: February 1, 2018	By:	/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Executive Vice President
and Chief Financial Officer